POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Richard Malinowski and Torrey Chin his true and lawful attorney-in-fact and agents, each with full power of substitution and resubstitution for his in his name, place and stead, to sign any and all Registration Statements applicable to Two Roads Shared Trust Funds and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature	Title	Date

/s/ James Colantino	President	August 1, 2017
James Colantino

POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Richard Malinowski and Torrey Chin her true and lawful attorney-in-fact and agents, each with full power of substitution and resubstitution for her in her name, place and stead, to sign any and all Registration Statements applicable to Two Roads Shared Trust Funds and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature	Title	Date

/s/ Laura Szalyga	Treasurer	August 1, 2017
Laura Szalyga

POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of James Colantino, Laura Szalyga and Richard Malinowski his true and lawful attorney-in-fact and agents, each with full power of substitution and resubstitution for his in his name, place and stead, to sign any and all Registration Statements applicable to Two Roads Shared Trust Funds and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission and the states, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature	Title	Date

/s/ Mark Garbin	Trustee	August 1, 2017
Mark Garbin

POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of James Colantino, Laura Szalyga and Richard Malinowski his true and lawful attorney-in-fact and agents, each with full power of substitution and resubstitution for his in his name, place and stead, to sign any and all Registration Statements applicable to Two Roads Shared Trust Funds and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission and the states, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature	Title	Date

/s/ Mark Gersten	Trustee	August 1, 2017
Mark Gersten

POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of James Colantino, Laura Szalyga and Richard Malinowski his true and lawful attorney-in-fact and agents, each with full power of substitution and resubstitution for his in his name, place and stead, to sign any and all Registration Statements applicable to Two Roads Shared Trust Funds and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission and the states, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature	Title	Date

/s/ Neil Kaufman	Trustee	August 1, 2017
Neil Kaufman

POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of James Colantino, Laura Szalyga and Richard Malinowski her true and lawful attorney-in-fact and agents, each with full power of substitution and resubstitution for her in her name, place and stead, to sign any and all Registration Statements applicable to Two Roads Shared Trust Funds and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission and the states, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature	Title	Date

/s/ Anita Krug	Trustee	August 1, 2017
Anita Krug